UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 24, 2008

Alternative Asset Management Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-33629	20-8450938
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 35th Floor New York, New York 10022
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 409-2434

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Alternative Asset Management Acquisition Corp. (the “Company”) announced today that it may explore potential business combinations with target businesses outside of the alternative asset management sector and related businesses. A business combination with a target business outside of the alternative asset management sector is not prohibited by the terms of the Company’s Amended and Restated Certificate of Incorporation (“Charter”). The Company will submit any business combination to its stockholders for approval in accordance with the terms of its Charter and applicable law.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.

By:	/s/ Paul D. Lapping Paul D. Lapping Chief Financial Officer and Secretary

Date: October 24, 2008

3